UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 30, 2006

                          Coastal Banking Company, Inc.
             (Exact name of registrant as specified in its charter)

                                 South Carolina
                 (State or other jurisdiction of incorporation)

                   000-28333                                57-1076099
            (Commission File Number)              (IRS Employer Identification
                                                               No.)

36 Sea Island Parkway, Beaufort, South Carolina                29902
    (Address of principal executive offices)                (Zip Code)

                                 (843) 522-1228
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

      On June 30, 2006, Coastal Banking Company, Inc. (the "Registrant") completed a trust preferred securities financing in the amount of $4 million. See Item 2.03 below. In connection with the financing, the Registrant entered into an Indenture, a Guarantee Agreement and an Amended and Restated Trust Agreement filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

      On June 30, 2006, the Registrant completed a trust preferred securities financing in the amount of $4 million. In the transaction, the Registrant established Coastal Banking Company Trust II, a Delaware statutory trust (the "Trust"). The Trust issued and sold $4 million of Preferred Securities (the "Preferred Securities") in a private placement and issued $124,000 of Trust common securities (the "Common Securities") to the Registrant. The Trust used the proceeds of these issuances to purchase $4,124,000 of the Registrant's Junior Subordinated Deferrable Interest Debentures due September 30, 2036 (the "Debentures"). The Debentures and the Preferred Securities will bear interest at a rate of 7.18% until September 30, 2011 and then a rate of three-month LIBOR rate plus 1.60%, adjusted quarterly thereafter. The Debentures are the sole assets of the Trust and are subordinate to the Registrant's senior obligations. Concurrently with the issuance of the Debentures and the Preferred Securities, the Registrant issued a guarantee related to the Preferred Securities for the benefit of the holders.

      The Debentures may be redeemed after five years, and sooner in certain specific events, including in the event that the financing is not eligible for treatment as Tier 1 capital, subject to prior approval by the Federal Reserve Board, if then required. Interest on the Debentures may be deferred at any time or from time to time for a period not exceeding 20 consecutive quarterly payments (five years), provided there is no event of default and the deferral does not extend beyond September 30, 2036.

Item 9.01 Financial Statements and Exhibits

Exhibit 4.1 - Indenture between the Registrant and Wilmington Trust Company
              (the "Trustee"), dated as of June 30, 2006.

Exhibit 4.2 - Guarantee Agreement between the Registrant and the Trustee, dated as of June 30, 2006.

Exhibit 4.3 - Amended and Restated Trust Agreement among the Registrant, the
              Trustee, and certain Administrative Trustees, dated as of June 30, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        COASTAL BANKING COMPANY, INC.


DATE: July 5, 2006                      By: /s/ James L. Pate
                                            ------------------------------------
                                            James L. Pate
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit 4.1 - Indenture between the Registrant and Wilmington Trust Company
              (the "Trustee"), dated as of June 30, 2006.

Exhibit 4.2 - Guarantee Agreement between the Registrant and the Trustee, dated as of June 30, 2006.

Exhibit 4.3 - Amended and Restated Trust Agreement among the Registrant, the
              Trustee, and certain Administrative Trustees, dated as of June 30, 2006.